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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 of Leap Wireless International, Inc. and Cricket Communications Holdings, Inc. of our report dated May 16, 2000 relating to the consolidated financial statements of Chase Telecommunications Holdings, Inc., which appears in this Form 8-K/A Amendment No. 1.



PricewaterhouseCoopers LLP

San Diego, California
May 25, 2000